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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - MAY 21, 1999
                        (Date of Earliest Event Reported)

                         ResortQuest International, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-14115

        Delaware                                                   52-2055247
-----------------------                                   -------------------
(State of Incorporation)                                     (I.R.S. Employer
                                                          Identification No.)

530 Oak Court Drive, Suite 360
Memphis, Tennessee                                                       38117
---------------------------------------                         --------------
(Address of Principal executive offices)                            (Zip Code)

        Registrant's telephone number, including are code: (901) 762-0600

                           Page 1 of 4 pages. Exhibit
                            index appears on page 4.


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Item 5.  Other Events

         On May 21, 1999, ResortQuest filed the attached registration statement on Form S-3 under The Securities Act of 1933 for the proposed sale of 2,000,000 shares of common stock by certain selling shareholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits.

               23.1       Consent of Arthur Andersen LLP.

               99.12 ResortQuest International Inc. Registration Statement on Form S-3 filed on May 21, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             RESORTQUEST INTERNATIONAL, INC.

                                             By: /s/ JEFFERY M. JARVIS
                                                 -------------------------------
                                             Name:   Jeffery M. Jarvis
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer


Dated May 21, 1999


                                       3

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                                    EXHIBIT INDEX

Exhibit No.                          Description

               23.1       Consent of Arthur Andersen LLP.

               99.12 ResortQuest International, Inc. Registration Statement on Form S- 3 filed on May 21, 1999.




                                       4